EXHIBIT 99

                         FORM 3 JOINT FILER INFORMATION


Name:                              Nassau Capital L.L.C.

Address:                           22 Chambers Street
                                   Princeton, NJ 08542

Designated Filer:                  Randall A. Hack

Issuer & Ticker Symbol:            Affordable Residential Communities Inc. (ARC)

Date of Event
   Requiring Signature:            2/11/04

Signature:                         By: /s/ Randall A. Hack
                                       -------------------
                                       Randall A. Hack
                                       Managing Member


Name:                              Nassau Capital Funds L.P.

Address:                           22 Chambers Street
                                   Princeton, NJ 08542

Designated Filer:                  Randall A. Hack

Issuer & Ticker Symbol:            Affordable Residential Communities Inc. (ARC)

Date of Event
   Requiring Signature:            2/11/04

Signature:                         By: /s/ Randall A. Hack
                                       -------------------
                                       Randall A. Hack
                                       Managing Member


Name:                              Nassau Capital Partners II L.P.

Address:                           22 Chambers Street
                                   Princeton, NJ 08542

Designated Filer:                  Randall A. Hack

Issuer & Ticker Symbol:            Affordable Residential Communities Inc. (ARC)

Date of Event
   Requiring Signature:            2/11/04

Signature:                         By: /s/ Randall A. Hack
                                       -------------------
                                       Randall A. Hack
                                       Managing Member



Name:                              NAS Partners I L.L.C.

Address:                           22 Chambers Street
                                   Princeton, NJ 08542

Designated Filer:                  Nassau Capital Funds L.P.

Issuer & Ticker Symbol:            Affordable Residential Communities Inc. (ARC)

Date of Event
   Requiring Signature:            2/11/04

Signature:                         By: /s/ Randall A. Hack
                                       -------------------
                                       Randall A. Hack
                                       Managing Member